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                                                                 EXHIBIT 10.13.2

                                 AMENDMENT NO. 2

                          TO THE RPM INTERNATIONAL INC.

               2002 PERFORMANCE ACCELERATED RESTRICTED STOCK PLAN

         THIS AMENDMENT NO. 2 to the RPM International Inc. 2002 Performance Accelerated Restricted Stock Plan is executed by RPM International Inc. (hereinafter known as the "Company") as of the date set forth below.

                                   WITNESSETH:

         WHEREAS, RPM International Inc. maintains the RPM International Inc. 2002 Performance Accelerated Restricted Stock Plan (hereinafter known as the "Plan) for the benefit of certain of its employees and certain employees of affiliated companies; and

         WHEREAS, it is the desire of the Company to amend the Plan so that, upon lapse of restrictions on restricted stock awarded thereunder, the Company or the escrow agent shall automatically sell the number of such shares necessary to generate sufficient proceeds to satisfy the grantee's projected tax liability resulting from the lapse of restrictions; and

         WHEREAS, the Company has the right, pursuant to Section 12.1 of the Plan, to make certain amendments thereto;

         NOW, THEREFORE, pursuant to Section 12.1 of the Plan and effective as of the date hereof, the Company hereby amends the Plan as follows:

         1. Section 2.20 of the Plan is hereby amended by the deletion of said section in its entirety and the substitution in lieu thereof of a new Section
2.20 to read as follows:

                  "2.20 Stock Power. The words `Stock Power' shall mean a power of attorney executed by an Eligible Employee and delivered to the Company which authorizes the

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         Company to transfer ownership of Restricted Stock or Common Shares from the Grantee to the Company or a third party."

         2. Section 6.2 of the Plan is hereby amended by the deletion of said section in its entirety and the substitution in lieu thereof of a new Section
6.2 to read as follows:

                  "6.2 Restricted Stock Agreements. The granting of Restricted Stock to an Eligible Employee under this Plan shall be contingent on such Eligible Employee executing a Restricted Stock Agreement in the form prescribed by the Committee. Each Restricted Stock Agreement shall: (i) indicate the number of shares of Restricted Stock which will be granted to the Eligible Employee; (ii) include provisions reflecting the transfer restrictions imposed upon Restricted Stock under this Plan and the provisions for lapse of those restrictions under this Plan;
         (iii) include provisions requiring the sale of shares of Restricted Stock to satisfy the Grantee's projected federal, state and local income tax liability arising from lapse of restrictions on such shares; and (iv) include any other terms, conditions or restrictions the Committee deems necessary or appropriate. The Committee may solicit the recommendation of the Company's Chief Executive Officer in determining the number of shares of Restricted Stock which shall be allocated to an Eligible Employee."

         3. Section 6.3 of the Plan is hereby amended by the deletion of said section in its entirety and the substitution in lieu thereof of a new Section
6.3 to read as follows:

                  "6.3 Stock Power. The Committee shall require Eligible Employees to execute and deliver to the Company one or more Stock Powers in blank with respect to Restricted Stock granted to such Eligible Employees. The Committee may, in its sole discretion,



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         deposit Restricted Stock certificates with an escrow agent in accordance with Article X. Alternatively, the Company may retain possession of the Restricted Stock certificates."

         4. Section 8.4 of the Plan is hereby amended by the deletion of said section in its entirety and the substitution in lieu thereof of a new Section
8.4 to read as follows:

                  "8.4 Mandatory Sale of Shares of Restricted Stock to Satisfy Grantee's Tax Obligations. The Committee shall notify a Grantee of the lapse of restrictions on shares of Restricted Stock awarded to him or her under this Article VIII within an administratively practicable time after the lapse of restrictions. Subject to the terms, conditions and restrictions specified under this Plan, and provided that the Grantee has not surrendered such shares of Restricted Stock at least six (6) months before the date of the lapse of restrictions in accordance with
         Section 14.2, the Company or the escrow agent (as the case may be) shall sell the fewest number of Common Shares with respect to which restrictions have lapsed necessary for the proceeds of such sale to equal (or exceed by not more than the actual sale price of a single Common Share) the Grantee's projected tax liability determined by multiplying (A) the aggregate maximum marginal federal and applicable state and local income tax rates on the date of the lapse of restrictions; by (B) the total number of Common Shares with respect to which restrictions have lapsed. The Company or the escrow agent (as the case may be) shall withhold the proceeds of such sale for purposes of satisfying the Grantee's federal, state and local income taxes resulting from the lapse of restrictions. Prior to any such sale, the Committee shall cause new certificates for such shares to be issued, with any legend making reference to the restrictions imposed hereunder removed. The Grantee shall provide the Committee, the Company and/or the escrow agent with such Stock Powers

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         and additional information or documents as may be necessary for the
         Committee, the Company and/or the escrow agent to discharge their obligations under this Section."



         5. Article VIII of the Plan is hereby amended by the addition of a new
Section 8.5 to read as follows:

                  "8.5 Delivery of Restricted Stock Upon Lapse of Restrictions. As promptly as practicable following a determination by the Committee that Performance Goals have been satisfied or a lapse of restrictions pursuant to Section 8.1, the Committee shall cause certificates for all Restricted Stock, which certificates have been in the physical custody of the Company or an escrow agent, to be issued to the appropriate Grantees, with any legend making reference to the various restrictions imposed hereunder removed. In addition, the Committee shall cause the Company or escrow agent to deliver the proceeds of the sale of Common Shares pursuant to Section 8.4 to the Internal Revenue Service and/or other taxing authority in satisfaction of the Grantee's tax liability, arising from the issuance of the certificates."

         6. Section 9.5 of the Plan is hereby amended by the deletion of said section in its entirety and the substitution in lieu thereof of a new Section
9.5 to read as follows:

                  "9.5 Mandatory Sale of Shares of Restricted Stock to Satisfy Grantee's Tax Obligations. The Committee shall notify a Grantee of the lapse of restrictions on shares of Restricted Stock awarded to him or her under this Article IX within an administratively practicable time after the lapse of restrictions. Subject to the terms, conditions and restrictions specified under this Plan, and provided that the Grantee has not surrendered such shares of Restricted Stock at least six (6) months before the date of the lapse of restrictions in accordance with
         Section 14.2, the Company or the escrow


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         agent (as the case may be) shall sell the fewest number of Common
         Shares with respect to which restrictions have lapsed necessary for the proceeds of such sale to equal (or exceed by not more than the actual sale price of a single Common Share) the Grantee's projected tax liability determined by multiplying (A) the aggregate maximum marginal federal and applicable state and local income tax rates on the date of the lapse of restrictions; by (B) the total number of Common Shares with respect to which restrictions have lapsed. The Company or the escrow agent (as the case may be) shall withhold the proceeds of such sale for purposes of satisfying the Grantee's federal, state and local income taxes resulting from the lapse of restrictions. Prior to any such sale, the Committee shall cause new certificates for such shares to be issued, with any legend making reference to the restrictions imposed hereunder removed. The Grantee shall provide the Committee, the Company and/or the escrow agent with such Stock Powers and additional information or documents as may be necessary for the Committee, the Company and/or the escrow agent to discharge their obligations under this Section."

         7. Article IX of the Plan is hereby amended by the addition of a new
Section 9.6 to read as follows:

                  "9.6 Delivery of Restricted Stock Upon Lapse of Restrictions. As promptly as practicable following the occurrence of any of the events described in Sections 9.2 through 9.4, the Committee shall cause certificates for all Restricted Stock, which certificates have been in the physical custody of the Company or an escrow agent, to be issued to the appropriate Grantees, with any legend making reference to the various restrictions imposed hereunder removed. In addition, the Committee shall cause the Company or escrow agent to deliver the proceeds of the sale of Common Shares pursuant

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         to Section 9.5 to the Internal Revenue Service and/or other taxing authority in satisfaction of the Grantee's tax liability, arising from the issuance of the certificates. In the event of a Grantee's Termination of Employment by reason of death, certificates shall be delivered to the Grantee's Beneficiary, as determined in accordance with Article XI."

         IN WITNESS WHEREOF, RPM International Inc., by its duly authorized officer, has caused this Amendment No. 2 to the RPM International Inc. 2002 Performance Accelerated Restricted Stock Plan to be signed this 7th day of October, 2003.

                                       RPM INTERNATIONAL INC.

                                       By:      /s/ Ronald A. Rice
                                              --------------------------------
                                       Its:     Senior Vice President
                                              --------------------------------





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